EXECUTION VERSION

VICAR OPERATING, INC.
FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

This FIRST AMENDMENT (this “First Amendment”), dated as of January 25, 2012 (the “First Amendment Effective Date”) is entered into by and among VICAR OPERATING, INC., a Delaware corporation (“Company”), VCA ANTECH, INC., a Delaware corporation (“Holdings”), CERTAIN SUBSIDIARIES OF COMPANY, as Guarantors (the “Guarantors”), the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as Administrative Agent (in such capacity, “Administrative Agent”), Collateral Agent (in such capacity, “Collateral Agent”), Issuing Bank and Swing Line Lender and is made with respect to that certain Amended and Restated Credit and Guaranty Agreement, dated as of August 16, 2011 (the “Credit Agreement”) by and among Company, Holdings, the Guarantors, the Lenders party thereto from time to time, Wells Fargo, as Administrative Agent, Collateral Agent, Issuing Bank and Swing Line Lender, Bank of America, N.A. and JPMorgan Chase Bank, N.A., as Co-Syndication Agents, and U.S. Bank National Association and Union Bank, N.A., as Co-Documentation Agents.  Capitalized terms used herein not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Credit Agreement.

RECITALS:

WHEREAS, as of the 2011 Effective Date, the Company was permitted pursuant to Section 2.24 of the Credit Agreement to elect to request New Revolving Loan Commitments and/or New Term Loan Commitments (collectively, the “Uncommitted Incremental Facilities”) in an aggregate principal amount not in excess of $100,000,000 on the terms set forth therein;

WHEREAS, on January 24, 2012, the Company established New Term Loan Commitments, and borrowed New Term Loans thereunder, in an aggregate principal amount equal to $50,000,000, which reduced the amount of Uncommitted Incremental Facilities that the Company could thereafter elect to request from $100,000,000 in the aggregate to $50,000,000 in the aggregate.

WHEREAS, the Company desires to replenish the aggregate principal amount of Uncommitted Incremental Facilities it may request under the Credit Agreement by increasing the maximum permitted amount of Uncommitted Incremental Facilities by $50,000,000 to permit it to request up to an aggregate principal amount of $100,000,000 in Uncommitted Incremental Facilities from and after the First Amendment Effective Date;

WHEREAS, the Credit Parties have requested that Requisite Lenders agree to amend certain provisions of the Credit Agreement as provided for herein; and

WHEREAS, subject to certain conditions, Requisite Lenders are willing to agree to such amendment relating to the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.         AMENDMENT TO CREDIT AGREEMENT

Section 2.24 of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and substituting therefor the following:

“Company may by written notice to Administrative Agent elect to request (A) prior to the Revolving Commitment Termination Date, an increase to the existing Revolving Loan Commitments (any such increase, the “New Revolving Loan Commitments”) and/or (B) the establishment of one or more new term loan commitments (the “New Term Loan Commitments”), by an amount not in excess of $100,000,000 (after giving effect to, and not including, the Series of New Term Loans borrowed by Company on January 24, 2012) in the aggregate and not less than $10,000,000 individually (or such lesser amount which shall be approved by Administrative Agent), and integral multiples of $1,000,000 in excess of that amount.”

SECTION II.        CONDITIONS PRECEDENT TO EFFECTIVENESS

The effectiveness of the amendment set forth in Section I hereof is subject to the satisfaction, or waiver, of the following conditions on or before the First Amendment Effective Date:

(a) Company, Holdings, all of the Guarantor Subsidiaries and Requisite Lenders shall have indicated their consent by the execution and delivery of the signature pages hereof to the Administrative Agent.

(b) Company shall have paid all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Company hereunder or under any other Credit Document.

(c) Administrative Agent and Lenders shall have received such other documents and information regarding Credit Parties and the Credit Agreement as Administrative Agent may reasonably request.

SECTION III.  REPRESENTATIONS AND WARRANTIES

A.    Corporate Power and Authority.  Each Credit Party has all requisite corporate power and authority to enter into this First Amendment and to carry out the transactions contemplated by, and perform its obligations under the Credit Agreement and the other Credit Documents as amended by this First Amendment.

B.    Authorization of Agreements.  The execution and delivery of this First Amendment and the performance of the Credit Agreement and the other Credit Documents as amended by this First Amendment have been duly authorized by all necessary corporate action on the part of each Credit Party.

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C.    No Conflict.  The execution and delivery by each Credit Party of this First Amendment and the performance by each Credit Party of the Credit Agreement and the other Credit Documents as amended by this First Amendment do not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of each Credit Party or any of its Subsidiaries except to the extent such violation could not reasonably be expected to have a Material Adverse Effect, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority except to the extent such violation could not reasonably be expected to have a Material Adverse Effect or (C) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which each Credit Party or any of its Subsidiaries is a party or by which any of them or any of their property is or may be bound except to the extent such violation could not reasonably be expected to have a Material Adverse Effect, (ii) conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section III.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Credit Party (other than any Liens created under any of the Credit Documents in favor of Collateral Agent on behalf of Secured Parties), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any contractual obligation of each Credit Party, except for such approvals or consents which have been obtained and are in full force and effect.

D.    Governmental Consents.  No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is required in connection with the execution and delivery by each Credit Party of this First Amendment and the performance by each Credit Party of the Credit Agreement and the other Credit Documents as amended by this First Amendment, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

E.    Binding Obligation.  This  First Amendment, the Credit Agreement and the other Credit Documents have been duly executed and delivered by each Credit Party party thereto and each constitutes a legal, valid and binding obligation of each such Credit Party enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

F.    Incorporation of Representations and Warranties From Credit Agreement.  The representations and warranties contained in Section 4 of the Credit Agreement are and will be true and correct in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

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G.    Absence of Default.  No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this First Amendment that would constitute an Event of Default or a Default.

SECTION IV.  ACKNOWLEDGMENT AND CONSENT

Each of Holdings and each Guarantor Subsidiary has (i) guaranteed the Obligations and (ii) created Liens in favor of Collateral Agent for the benefit of the Secured Parties on certain Collateral to secure its obligations under the Credit Agreement and the Collateral Documents subject to the terms and provisions of the Credit Agreement.  Each of Holdings and each Guarantor Subsidiary together with the Company are collectively referred to herein as the “Credit Support Parties” (and each Person comprising the Credit Support Parties, individually, a “Credit Support Party”), and the Credit Agreement and the Collateral Documents are collectively referred to herein as the “Credit Support Documents”.

Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this First Amendment and consents to the amendment of the Credit Agreement effected pursuant to this First Amendment, including, without limitation the potential increase in the Obligations guaranteed by such Credit Support Party.  Each Credit Support Party hereby confirms and affirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Support Documents the payment and performance of all Obligations under each of the Credit Support Documents, as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such Obligations under each of the Credit Support Documents, as the case may be, in respect of the Obligations of the Company now or hereafter existing under or in respect of the Credit Agreement as amended by this First Amendment, including any increase thereto, and hereby pledges and assigns to the Collateral Agent, and grants to the Collateral Agent a continuing lien on and security interest in and to all Collateral (in each case as such term is defined in the applicable Credit Support Document) as collateral security for the prompt payment and performance in full when due of the Obligations under each of the Credit Support Documents to which it is a party (whether at stated maturity, by acceleration or otherwise).

Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this First Amendment.  Each Credit Support Party represents and warrants that all representations and warranties contained in the Credit Agreement, this First Amendment and the Credit Support Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the First Amendment  Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

Each Credit Support Party acknowledges and agrees that the Series of New Term Loan Commitments (and the New Term Loans funded thereunder) on January 24, 2012 constitute

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Obligations, Guaranteed Obligations and Secured Obligations of each Credit Support Party and rank pari passu with the Tranche A Term Loans, Revolving Commitments and Revolving Loans, and that any New Term Loans, New Term Loan Commitments, New Revolving Loans and New Revolving Loan Commitments established pursuant to Section 2.24 of the Credit Agreement (as amended by this First Amendment) from and after the First Amendment Effective Date shall also constitute Obligations, Guaranteed Obligations and Secured Obligations of each Credit Support Party.

Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this First Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this First Amendment and (ii) nothing in the Credit Agreement, this First Amendment or any other Credit Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

SECTION V.  MISCELLANEOUS

A.    Binding Effect.  This First Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders.  No Credit Party’s rights or obligations hereunder or any interest therein may be assigned or delegated by any Credit Party without the prior written consent of all Lenders.

B.    Severability.  In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

C.    Reference to Credit Agreement.  On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this First Amendment.

D.    Effect on Credit Agreement.  Except as specifically amended by this First Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

E.    Execution.  The execution, delivery and performance of this First Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

F.    Headings.  Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

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G.    APPLICABLE LAW.  THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

H.    Counterparts.  This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  As set forth herein, this First Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Company, Holdings and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

[The remainder of this page is intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

    COMPANY:                                                       VICAR OPERATING, INC.

By:         /s/ Robert Antin
   Name:  Robert Antin
   Title:  CEO & President

By:         /s/ Tomas W. Fuller
   Name:  Tomas W. Fuller
   Title:  CFO, VP & Secretary

    HOLDINGS:                                                       VCA ANTECH, INC.

By:         /s/ Robert Antin
   Name:  Robert Antin
   Title:  CEO & President

By:         /s/ Tomas W. Fuller
   Name:  Tomas W. Fuller
   Title:  CFO, VP & Secretary

[Signature Page to First Amendment to A&R Credit Agremeent]

GUARANTOR SUBSIDIARIES:

ALBANY VETERINARY CLINIC
ANIMAL CARE CENTER AT MILL RUN, INC.
ANIMAL CARE CENTERS OF AMERICA, INC.
ANTECH DIAGNOSTICS, INC.
ARROYO PETCARE CENTER, INC.
ASSOCIATES IN PET CARE, INC.
DIAGNOSTIC VETERINARY SERVICE, INC.
EDGEBROOK, INC.
HEALTHY PET CORP.
INDIANA VETERINARY DIAGNOSTIC LAB, INC.
PET’S CHOICE, INC.
PETS’ RX, INC.
SOUND TECHNOLOGIES, INC.
SOUTH COUNTY VETERINARY CLINIC, INC.
TOMS RIVER VETERINARY HOSPITAL, P.A.
VCA – ASHER, INC.
VCA ALABAMA, INC.
VCA ALBANY ANIMAL HOSPITAL, INC.
VCA ANIMAL HOSPITALS, INC.
VCA CENTERS–TEXAS, INC.
VCA CENVET, INC.
VCA CLINIPATH LABS, INC.
VCA MAPLE LEAF, INC.
VCA MILLER-ROBERTSON #152
VCA MISSOURI, INC.
VCA NORTHWEST VETERINARY DIAGNOSTICS, INC.
VCA OF NEW YORK, INC.
VCA REAL PROPERTY ACQUISITION CORPORATION
VETERINARY CENTERS OF AMERICA-TEXAS, INC.
VETSTREET, INC.
WEST LOS ANGELES VETERINARY MEDICAL GROUP, INC.

By:        /s/ Tomas W. Fuller
  Name:  Tomas W. Fuller
  Title:  CFO, VP & Secretary

[Signature Page to First Amendment to A&R Credit Agremeent]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and Collateral Agent

By:	/s/ Maribelle Villasenor
Name:	Maribelle Villasenor
Title:	Assistant Vice President

[Signature Page to First Amendment to A&R Credit Agremeent]

LENDER:	By signing below, you have indicated your consent to the First Amendment:

Wells Fargo Bank, National Association

	By:	/s/ Maribelle Villasenor
	Name:	Maribelle Villasenor
	Title:	Assistant Vice President

[Signature Page to First Amendment to A&R Credit Agremeent]

LENDER:	By signing below, you have indicated your consent to the First Amendment:

Bank of America, N.A.

	By:	/s/ Amie L. Edwards
	Name:	Amie L. Edwards
	Title:	Director

[Signature Page to First Amendment to A&R Credit Agremeent]

LENDER:	By signing below, you have indicated your consent to the First Amendment:

JPMORGAN CHASE BANK, N.A.

	By:	/s/ Ling Li
	Name:	Ling Li
	Title:	Vice President

[Signature Page to First Amendment to A&R Credit Agremeent]

LENDER:	By signing below, you have indicated your consent to the First Amendment:

UNION BANK

	By:	/s/ Erik Siegfried
	Name:	Erik Siegfried
	Title:	Vice President

[Signature Page to First Amendment to A&R Credit Agremeent]

LENDER:	By signing below, you have indicated your consent to the First Amendment:

KEYBANK NATIONAL ASSOCIATION

	By:	/s/ Frank J. Jancar
	Name:	Frank J. Jancar
	Title:	Vice President

[Signature Page to First Amendment to A&R Credit Agremeent]

LENDER:	By signing below, you have indicated your consent to the First Amendment:

TD BANK, N.A.

	By:	/s/ Todd Antico
	Name:	Todd Antico
	Title:	Senior Vice President

[Signature Page to First Amendment to A&R Credit Agremeent]

LENDER:	By signing below, you have indicated your consent to the First Amendment:

HSBC BANK USA, NATIONAL ASSOCIATION

	By:	/s/ Andrew W. Hietala
	Name:	Andrew W. Hietala
	Title:	Vice President

[Signature Page to First Amendment to A&R Credit Agremeent]

LENDER:	By signing below, you have indicated your consent to the First Amendment:

PNC BANK, NATIONAL ASSOCIATION

	By:	/s/ Jessica L. Fabriz
	Name:	Jessica L. Fabriz
	Title:	Vice President

[Signature Page to First Amendment to A&R Credit Agremeent]

LENDER:	By signing below, you have indicated your consent to the First Amendment:

CAPITAL ONE, N.A.

	By:	/s/ Gina Monette
	Name:	Gina Monette
	Title:	Vice President

[Signature Page to First Amendment to A&R Credit Agremeent]

LENDER:	By signing below, you have indicated your consent to the First Amendment:

BANK OF THE WEST

	By:	/s/ Brock Mullins
	Name:	Brock Mullins
	Title:	Vice President

[Signature Page to First Amendment to A&R Credit Agremeent]

LENDER:	By signing below, you have indicated your consent to the First Amendment:

COMPASS BANK

	By:	/s/ Hans W. Hinrichs
	Name:	Hans W. Hinrichs
	Title:	Vice President

[Signature Page to First Amendment to A&R Credit Agremeent]

LENDER:	By signing below, you have indicated your consent to the First Amendment:

ONE WEST BANK, FSB

	By:	/s/ John Farrace
	Name:	John Farrace
	Title:	EVP

[Signature Page to First Amendment to A&R Credit Agremeent]

LENDER:	By signing below, you have indicated your consent to the First Amendment:

BANK LEUMI USA

	By:	/s/ Joung Hee Hong
	Name:	Joung Hee Hong
	Title:	First Vice President

[Signature Page to First Amendment to A&R Credit Agremeent]

LENDER:	By signing below, you have indicated your consent to the First Amendment:

MANUFACTURERS BANK

	By:	/s/ Maureen Kelly
	Name:	Maureen Kelly
	Title:	Vice President

[Signature Page to First Amendment to A&R Credit Agremeent]

LENDER:	By signing below, you have indicated your consent to the First Amendment:

FIRSTTRUST BANK

	By:	/s/ Ellen Frank
	Name:	Ellen Frank
	Title:	Vice President

[Signature Page to First Amendment to A&R Credit Agremeent]